MERRILL LYNCH
GLOBAL
TECHNOLOGY
FUND, INC.




FUND LOGO




Quarterly Report

December 31, 1998



This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.








Merrill Lynch
Global Technology Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.



Portfolio
Information
As of 12/31/98


Ten Largest Industries                    Percent of
Represented in the Portfolio              Net Assets

Software                                    16.1%
Contract Manufacturers                      13.7
Telecommunications Equipment                10.7
Computer Systems                            10.4
Technology Services                         10.0
Semiconductors                               6.5
Electronic Design Automation                 5.5
Data Communications                          4.9
Telecommunications                           3.3
Personal Computers                           3.2



Ten Largest Holdings                      Percent of
Represented in the Portfolio              Net Assets

Keane, Inc.                                  6.0%
EMC Corporation                              4.9
Compuware Corporation                        3.8
SCI Systems, Inc.                            3.4
MCI WorldCom, Inc.                           3.3
Sanmina Corporation                          3.2
Networks Associates, Inc.                    3.1
America Online, Inc.                         3.0
Cadence Design Systems, Inc.                 3.0
Solectron Corporation                        2.8



Officers and
Directors


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Paul G. Meeks, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary


Custodian
Brown Brothers Harriman &Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Global Technology Fund, Inc., December 31, 1998


DEAR SHAREHOLDER


Merrill Lynch Global Technology Fund, Inc. commenced operations on June 26, 1998, just prior to a difficult period for the broad stock market, and particularly for technology stocks. The quarter ended December 31, 1998 featured a reversal of fortunes for the stock market and technology investors. The Fund, and technology holdings in general, performed admirably during the period. For the quarter ended December 31, 1998, Merrill Lynch Global Technology Fund, Inc.'s total returns for Class A, Class B, Class C and Class D Shares were +46.73%, +46.28%, +46.28% and +46.51%, respectively, compared to the +48.32% return for the unmanaged Merrill Lynch 100 Technology Index (MLO), an equally weighted index of the world's largest technology companies in terms of market capitalization. For the three months ended December 31, 1998, the Fund's Class A Shares outperformed the total returns of the unmanaged Standard & Poor's 500 Index and the Dow Jones Industrial Average by 25.43 and 29.14 percentage points, respectively, underscoring the exceptional success of technology stocks compared to the broader market. Although such strong absolute and relative performance in a single quarter is welcomed by all of us, this was an extraordinary quarter for the Fund and for technology stocks. Consequently, we would not expect this performance to repeat often.

During the three-month period ended December 31, 1998, the Fund's performance was enhanced by its overweighted position in contract manufacturers (13.7% of the Fund's net assets compared to 3% for the MLO). These companies outsource the production of the world's leading original equipment manufacturers' (OEMs) electronic goods. Increasingly, OEMs have decided that their value added is in the design, and not in the manufacture, of their products. Outsourced manufacturing allows these companies to cut costs and avoid inventory risk. With this in mind, we invested in leaders of this industry, which are those companies that have the critical global capabilities to assist their OEM customers worldwide. Despite the powerful performance of the contract manufacturing stocks, we believe that this may be among the most compelling investment opportunities in technology.

During the quarter ended December 31, 1998, the Fund's underweighted position in semiconductors, semiconductor capital equipment and Internet stocks were detrimental to performance. Semiconductor-related companies, probably the most cyclical in all of technology, rebounded during the quarter after performing poorly throughout most of 1998. It is our opinion that investors may be discounting an improvement in fundamentals that may be short-lived past the seasonally strong December quarter. We remain exposed in the industry to a few leadership companies that have already benefited from the snapback. These included Applied Materials, Inc., Intel Corporation, Maxim Integrated Products, Inc., Texas Instruments Incorporated, Uniphase Corporation and Xilinx, Inc.

Throughout the three-month period ended December 31, 1998, the exceptional performance of Internet stocks continued to confound us. Our investment in the undisputed leader, America Online, Inc., has greatly benefited the Fund. We recently sold another powerhouse, Yahoo! Inc., for an approximate 101% gain over just a few months. We became concerned about its astronomical valuation despite its strong fundamentals. We will continue to track those companies that we believe could be the current and future Internet leaders to retain the ability to quickly buy them on significant corrections. It is our opinion that the typical small-capitalization Internet firm may not be around in the future and is not an attractive investment. We believe that when these Internet stocks tumble, they will not drop a bear market-defined 20%, but that several may decline as much as 90%. Technology funds are inherently volatile, and we are not compelled to unnecessarily increase the Fund's risk by allocating shareholder capital to such highly speculative situations.

Throughout the December quarter, we continued to invest in the telecommunications equipment contract manufacturers industries. During the period, we purchased Telefonaktiebolaget LM Ericsson and Solectron Corporation. Although Ericsson has been a laggard thus far, we still have long-term confidence in the company and believe it is a compelling value.

During the quarter ended December 31, 1998, we eliminated positions in HBO & Company, Peoplesoft, Inc. and Thermo Electron Corporation. We became frustrated with HBO's proposed merger with a drug distributor, McKesson Corporation. While Peoplesoft had performed admirably during the quarter, it faced potential problems as a member of the enterprise resource planning software industry, which features products that are strong candidates for information technology cutbacks or Year 2000-related deferred purchases. Thermo Electron's capital-intensive instruments business, the company's earnings driver, significantly weakened with the worsening economies around the world. It should be noted that we deployed the cash from these sales to new investments that have significantly outperformed our original investments, which have either fallen further or have not moved in this strong technology market.

The Fund continued to have minor exposure to the shares of companies not domiciled in the United States, with 6.6% of the Fund's equities in companies headquartered abroad. We continue to be wary of the macroeconomic trends abroad, and how they may further negatively impact foreign technology firms. Our focus remains on current and future technology leaders, and the United States continues to dominate most technology industries.

At the end of the December quarter, the Fund's cash position was 4.9% of net assets. Its large-capitalization leadership portfolio has a $35 billion weighted average market capitalization and holds the "who's who" of almost all technology industries.


Investment Outlook
Looking ahead, we do not anticipate any significant changes to our outlook. Our two-year investment horizon focuses on large-capitalization leadership companies whose fortunes typically improve over time according to our "the strong get stronger" theme.

We continue to be relatively bearish on the macroeconomic variables that have negatively impacted technology companies around the world. Despite a recovery in several of the cyclical industries within the technology sector, we are wary that the stocks may have discounted an improvement in fundamentals that may be short-lived after the seasonally strong fourth quarter of 1998. For example, after the run-up in the stocks, we intend to wait for fundamentals to improve before we become convinced that the semiconductor-related industries are attractive. Therefore, we expect to remain underweighted in these areas, but we will maintain our holdings in industry leaders that we believe will continue to outperform under difficult conditions. Furthermore, on a global basis, we intend to continue to focus on Europe's leading technology companies in the near term.


In Conclusion
The performance of the Fund, and technology stocks in general, was exceptional during the December quarter. Merrill Lynch Global Technology Fund, Inc.'s Class A Shares have a total return of +30.3% since inception (June 26, 1998) to December 31, 1998, and its net asset value per share rebounded 78.3% from its October 8, 1998 low. However, the world has not changed that much from the trough of this fall to the current peak. We believe that some of the buying in these stocks was by relatively unsophisticated investors who were entranced by the Internet hype or the seasonally strong Christmas season for technology products. Therefore, in our opinion, a correction could be ahead.

We believe that our current portfolio possesses the best companies in technology. For the Fund's portfolio holdings, we project a weighted average earnings per share increase for calendar 1999 of +35% versus +4% for the S&P 500. However, both the portfolio and the market trade at about the same multiple of these earnings estimates, 27 and 25 times, respectively. Therefore, we believe that Merrill Lynch Global Technology Fund, Inc. is well-positioned, regardless of whether the market moves up, down or sideways in 1999.

We thank you for your investment in Merrill Lynch Global Technology Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Paul G. Meeks)
Paul G. Meeks
Senior Vice President and
Portfolio Manager



February 9, 1999




Merrill Lynch Global Technology Fund, Inc., December 31, 1998


PERFORMANCE DATA


About Fund
Performance



Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results*
                                                                          3 Month         Since Inception
                                                                        Total Return        Total Return
ML Global Technology Fund, Inc. Class A Shares                             +46.73%             +30.30%
ML Global Technology Fund, Inc. Class B Shares                             +46.28              +29.60
ML Global Technology Fund, Inc. Class C Shares                             +46.28              +29.60
ML Global Technology Fund, Inc. Class D Shares                             +46.51              +30.10

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 6/26/98.


Aggregate
Total Return


                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Inception (6/26/98) through 12/31/98      +30.30%        +23.46%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Inception (6/26/98) through 12/31/98      +29.60%        +25.60%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

Inception (6/26/98) through 12/31/98      +29.60%        +28.60%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Inception (6/26/98) through 12/31/98      +30.10%        +23.27%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



PORTFOLIO CHANGES


For the Quarter Ended December 31, 1998

Additions

*Computer Literacy, Inc.
*Etek Dynamics, Inc.
*The Globe.com, Inc.
 J.D. Edwards & Company
 Solectron Corporation
 Tech Data Corporation
 Telefonaktiebolaget LM Ericcson (ADR)
 Teradyne, Inc.
 Unisys Corporation
 VERITAS Software Corporation
*Xoom.com, Inc.



Deletions

 Boston Scientific Corporation
*Computer Literacy, Inc.
*Etek Dynamics, Inc.
 Gateway 2000, Inc.
 Genentech, Inc.
*The Globe.com, Inc.
 HBO & Company
 Lockheed Martin Corporation
 PeopleSoft, Inc.
 SAP AG (Systeme, Anwendungen, Produkte
    in der Datenverarbeitung)(ADR)
 Thermo Electron Corporation
*Xoom.com, Inc.
 Yahoo! Inc.


[FN]
*Added and deleted in the same quarter.


SCHEDULE OF INVESTMENTS                                                                                   (in US dollars)
                                          Shares                                                                  Percent of
COUNTRY           Industries               Held                 Stocks                   Cost           Value     Net Assets
Canada            Telecommunications      121,000      Northern Telecom Limited      $  4,969,470     $  6,065,125      0.8%
                  Equipment

                                                       Total Investments in Canada      4,969,470        6,065,125      0.8

Finland           Telecommunications       62,600      Nokia OYJ (ADR)*                 4,329,335        7,539,388      1.1
                  Equipment

                                                       Total Investments in Finland     4,329,335        7,539,388      1.1

Israel            Telecommunications      213,400      ECI Telecommunications Limited   7,663,805        7,509,012      1.0
                  Equipment

                                                       Total Investments in Israel      7,663,805        7,509,012      1.0

Singapore         Contract                183,200      Flextronics International Ltd.   7,730,216       15,663,600      2.2
                  Manufacturers

                                                       Total Investments in Singapore   7,730,216       15,663,600      2.2

Sweden            Telecommunications      445,000      Telefonaktiebolaget LM
                  Equipment                            Ericsson (ADR)*                 10,202,389       10,624,375      1.5

                                                       Total Investments in Sweden     10,202,389       10,624,375      1.5




Merrill Lynch Global Technology Fund, Inc., December 31, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in US dollars)
                                          Shares                                                                  Percent of
COUNTRY           Industries               Held                 Stocks                   Cost           Value     Net Assets
United States     Components              200,000      American Power Conversion
                                                       Corporation                   $  5,747,156     $  9,675,000      1.3%
                                          339,600      General Cable Corporation        7,258,586        6,961,800      1.0
                                                                                     ------------     ------------    ------
                                                                                       13,005,742       16,636,800      2.3

                  Computer Systems        412,000      EMC Corporation                 18,567,622       35,020,000      4.9
                                          438,800      Electronics for Imaging, Inc.    8,197,483       17,524,575      2.4
                                           45,000      International Business
                                                       Machines Corporation             5,852,700        8,313,750      1.1
                                          166,000      Sun Microsystems, Inc.           7,466,687       14,203,375      2.0
                                                                                     ------------     ------------    ------
                                                                                       40,084,492       75,061,700     10.4

                  Contract                200,000      Jabil Circuit, Inc.              6,508,650       14,925,000      2.1
                  Manufacturers           421,300      SCI Systems, Inc.               15,320,030       24,330,075      3.4
                                          369,000      Sanmina Corporation             15,557,318       22,970,250      3.2
                                          220,000      Solectron Corporation           10,101,586       20,446,250      2.8
                                                                                     ------------     ------------    ------
                                                                                       47,487,584       82,671,575     11.5

                  Data Communications     195,400      3Com Corporation                 5,816,837        8,756,362      1.2
                                          165,000      Ascend Communications, Inc.      7,775,985       10,848,750      1.5
                                          170,750      Cisco Systems, Inc.              9,019,324       15,847,734      2.2
                                                                                     ------------     ------------    ------
                                                                                       22,612,146       35,452,846      4.9

                  Distribution            396,300      Ingram Micro Inc.               16,537,696       13,820,962      1.9
                                          147,000      Tech Data Corporation            6,087,388        5,898,375      0.8
                                                                                     ------------     ------------    ------
                                                                                       22,625,084       19,719,337      2.7

                  Electronic Design       722,300      Cadence Design Systems, Inc.    21,310,030       21,488,425      3.0
                  Automation              331,000      Synopsys, Inc.                  14,172,380       17,915,375      2.5
                                                                                     ------------     ------------    ------
                                                                                       35,482,410       39,403,800      5.5

                  Internet                150,600      America Online, Inc.             8,038,098       21,799,350      3.0

                  Peripherals             204,100      Seagate Technology, Inc.         5,139,702        6,174,025      0.9

                  Personal Computers      432,000      Compaq Computer Corporation     12,615,423       18,117,000      2.5
                                           74,000      Dell Computer Corporation        3,431,750        5,415,875      0.7
                                                                                     ------------     ------------    ------
                                                                                       16,047,173       23,532,875      3.2

                  Semiconductor           166,500      Applied Materials, Inc.          5,075,724        7,107,469      1.0
                  Equipment               170,100      Teradyne, Inc.                   6,825,990        7,207,988      1.0
                                                                                     ------------     ------------    ------
                                                                                       11,901,714       14,315,457      2.0

                  Semiconductors           60,700      Intel Corporation                4,643,477        7,192,950      1.0
                                          360,000      Maxim Integrated Products,
                                                       Inc.                            10,841,870       15,705,000      2.2
                                          183,700      Texas Instruments
                                                       Incorporated                    10,769,653       15,717,831      2.2
                                          121,000      Xilinx, Inc.                     4,307,621        7,872,563      1.1
                                                                                     ------------     ------------    ------
                                                                                       30,562,621       46,488,344      6.5

                  Software                361,900      Autodesk, Inc.                  11,350,399       15,425,987      2.1
                                          121,700      BMC Software, Inc.               6,095,375        5,423,256      0.7
                                          168,700      Citrix Systems, Inc.            11,365,297       16,363,900      2.3
                                          348,300      Compuware Corporation           18,126,297       27,189,169      3.8
                                          217,000      J.D. Edwards & Company           6,050,915        6,157,375      0.8
                                          113,100      Microsoft Corporation           12,317,726       15,671,419      2.2
                                          337,500      Network Associates, Inc.        15,133,179       22,380,469      3.1
                                          194,100      Symantec Corporation             5,116,753        4,197,413      0.6
                                           56,900      VERITAS Software Corporation     3,129,500        3,403,331      0.5
                                                                                     ------------     ------------    ------
                                                                                       88,685,441      116,212,319     16.1

                  Technology Services     120,500      The Bisys Group, Inc.            4,808,125        6,205,750      0.9
                                          267,700      DST Systems, Inc.               16,295,248       15,275,631      2.1
                                        1,089,600      Keane, Inc.                     41,662,588       43,515,900      6.0
                                          203,000      Unisys Corporation               5,867,412        6,990,813      1.0
                                                                                     ------------     ------------    ------
                                                                                       68,633,373       71,988,094     10.0

                  Telecommunications      332,100      MCI WorldCom Inc.               16,429,425       23,828,175      3.3

                  Telecommunications      355,000      ADC Telecommunications, Inc.    12,511,878       12,247,500      1.7
                  Equipment                54,600      Lucent Technologies Inc.         4,450,332        6,006,000      0.8
                                          293,500      Tellabs, Inc.                   17,012,652       20,123,094      2.8
                                           98,000      Uniphase Corporation             5,131,996        6,798,750      1.0
                                                                                     ------------     ------------    ------
                                                                                       39,106,858       45,175,344      6.3

                                                       Total Investments in the
                                                       United States                  465,841,863      638,460,041     88.6

                                                       Total Investments in Stocks    500,737,078      685,861,541     95.2

                                          Face
                                         Amount                    Issue

                  Commercial          $ 2,000,000      General Electric Capital
                  Paper**                              Corp., 5% due 1/04/1999          1,999,167        1,999,167      0.3
                                       33,337,000      General Motors Acceptance
                                                       5.13% due Corp., 1/04/1999      33,322,748       33,322,748      4.6

                                                       Total Investments in
                                                       Short-Term Securities           35,321,915       35,321,915      4.9

                  Total Investments                                                  $536,058,993      721,183,456    100.1
                                                                                     ============
                  Liabilities in Excess of Other Assets                                                  (623,556)     (0.1)
                                                                                                      ------------    ------
                  Net Assets                                                                          $720,559,900    100.0%
                                                                                                      ============    ======
                  Net Asset Value:     Class A--Based on net assets of $28,100,615 and
                                                2,156,588 shares outstanding                          $      13.03
                                                                                                      ============
                                       Class B--Based on net assets of $483,388,738 and
                                                37,295,445 shares outstanding                         $      12.96
                                                                                                      ============
                                       Class C--Based on net assets of $111,776,570 and
                                                8,624,346 shares outstanding                          $      12.96
                                                                                                      ============
                                       Class D--Based on net assets of $97,293,977 and
                                                7,476,334 shares outstanding                          $      13.01
                                                                                                      ============

                 *American Depositary Receipts (ADR).
                **Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the
                  Fund.